United States
               Securities and Exchange Commission

                     Washington, D.C. 20549

                      ____________________


                            FORM 8-K/A
                         CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                Date of Report - January 20, 2000

      (Date of earliest event reported:  January 19, 2000)

                   EL PASO ENERGY CORPORATION

     (Exact name of registrant as specified in its charter)



     Delaware                      001-14365            76-0568816
(State or other jurisdiction (Commission File Number) (I.R.S. Employer
of incorporation)                                     Identification Number)

El Paso Energy Building, 1001 Louisiana Street, Houston, Texas 77002
(Address of principal executive offices)                      (Zip Code)


 Registrant's telephone number, including area code: (713) 420-2131

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description

99.1 Analysts' Presentation relating to the proposed merger of El Paso Merger Company, a wholly-owned subsidiary of El Paso Energy Corporation, with and into The Coastal
          Corporation.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 20, 2000         El Paso Energy Corporation

                              By:  /s/ Jeffrey I. Beason
                                   -----------------------
                               Name:   Jeffrey I. Beason
                               Title:  Senior Vice President
                                       and Controller

                          Exhibit Index


Exhibit No.                Description

99.1 Analysts' Presentation relating to the proposed merger of El Paso Merger Company, a wholly-owned subsidiary of El Paso Energy Corporation, with and into The Coastal
          Corporation